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CJS Securities, Inc.
New Ideas for the New Year Conference
January 9, 2008
Presentation by:    Shirley Singleton
Chairman, President & CEO
CJS Securities, Inc.
New Ideas for the New Year Conference
January 9, 2008
Presentation by:    Shirley Singleton
Chairman, President & CEO
Exhibit 99.1

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Safe Harbor Language
Certain statements contained in this presentation and in the subsequent discussion that are not statements of historical facts are "forward looking statements" within the meaning of the
Private Securities Litigation Reform Act of 1995. The words -
"believe," "expect," "anticipate," "intend," "will" and similar expressions are examples of words that identify forward-looking statements. Forward-looking statements include, without
limitation, statements regarding our future financial position, growth including acquisitions, potential margin improvements, business strategy, revenue goals and profitability as of today's date. These forward looking statements are based on our current beliefs, as well as assumptions we have made based upon
information currently available to us. Actual results could vary significantly from those results implied, stated or projected in any such forward looking statements for a variety of reasons,
including those set forth in our press releases and SEC filings, and we are not obligated to update these forward-looking
statements made as of today to conform these statements for
intervening events.

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Edgewater Technology (NASDAQ: EDGW)
Edgewater Technology (NASDAQ: EDGW)
Technical Management Consulting Firm
-
Premium Information Technology (IT) Services
Market Opportunity
- Focused on High Margin Specialty or Premium IT
Services
- Centered on the middle market, which is where all
of the major hardware/software vendors are
looking for growth
EDGW = Growth Company
- Two-pronged strategy
• Organic Growth
• Acquisitions to accelerate growth

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Why Should You Be Interested in Us?
Why Should You Be Interested in Us?
Compounded Annual Growth Rate (CAGR)
- 40% over past 3 years
Focused on Strategy Engagements & Moving
up the Pyramid of IT Services
Doubled CPM Practice during 2007*
Continue to Build a National Footprint in
Premium IT Services
*Includes revenue run rate for CPM practice, including acquisitions of Alecian, Lynx and
Vertical Pitch .

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Geographic Expansion in US
Geographic Expansion in US
Los Angeles
Denver
Boston
Calgary
Office
Locations
BDM
Locations
Staff
Locations
New in 2007
San Francisco
Dallas
Memphis
Manchester
Sterling
New York

Service Offerings
Service Offerings

58% of Svs. Revenue
58% of Svs. Revenue
29% of Svs. Revenue
29% of Svs. Revenue
13% of Svs. Revenue
13% of Svs. Revenue
(All service revenue percentages are as of 9/30/07.)

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Acquisition Strategy
Acquisition Strategy
Completed Three Strategic Acquisitions in ‘07
-
Vertical Pitch, LLC (December ‘07)
• CPM/BI/BAM Horizontal
• Continues the expansion of Edgewater’s national
footprint to West
• Accretive
-
Lynx Business Intelligence Consulting, Inc.
(September ’07)
• CPM/BI/BAM Horizontal
• Enhances CPM/BI Offering and Expands Domestic
Geographical footprint to the West Coast
• Accretive
-
Alecian Corporation (July ’07)
• CPM/BI/BAM Horizontal
• Accretive

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2008 Outlook
2008 Outlook
Trends:
- Continued high demand for BI / CPM
- Emergence of Analytics
- Revitalization of Web/Internet
Challenges:
- Near-term Organic Growth in Tech Consulting
- Need CPM Resources to Sustain Growth
- Retrain existing staff to keep in line with trends
- Competitive Pay Pressure
Potential Outcome:
- CPM Growth continues to be strong
- Continue to focus on strategic acquisitions
- Changing Revenue Mix

Estimated Change in Service
Offerings – Business Mix in 2008
Estimated Change in Service
Offerings – Business Mix in 2008
9
58%
48%
29%
41%
13%
11%
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
2007 2008
Business
Consulting
CPM
Consulting
Technical
Consulting

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Acquisition Strategy
Acquisition Strategy
Go-forward Acquisition Guidelines
-
Add to Premium Services
-
Enhance Geographical Footprint
-
Additional Vertical Expertise
-
Target Size - Revenue Size
• $5m to $20m
-
Accretive
-
Internal Rate of Return > 20%
-
Target Valuation of 5 – 7 x EBITDA
-
Combination of Cash and Stock

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Edgewater’s Growth Goals
Edgewater’s Growth Goals
Focus on becoming the Premier Specialty IT
Services Company in the US
Continue to drive revenue growth in 2008
Continue to focus on business fundamentals and
execute strategy
Find acquisition(s) to fit into and/or expand our
service offerings
Target of $100m Revenue Run Rate
- Not Guidance but a Meaningful Hurdle
- Disciplined Growth Strategy

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Investment Considerations
Investment Considerations
Seasoned Management Team
Management Aligned with Shareholders
- 18% Officer Ownership (stock & options)
- Performance-based Compensation
Strong Operating Metrics
Strong Balance Sheet (as of 9/30/07)
- $100m+ in Total Assets
• 13% growth in Working Capital over last 12 Months
• $31.8m in Cash & Securities
$14m used in the purchase of Vertical Pitch in 12/07
• $16.9m Deferred Tax Asset (NOLs)

Financial Graphs & Non-GAAP Earnings Analysis Financial Graphs & Non-GAAP Earnings Analysis

Financial Performance
Financial Performance

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11,496
12,111
14,308
14,890
15,163
15,722
16,272
18,577
16,352
1,097
1,046
281
414
460
837
1,244
1,064
460
$0
$5,000
$10,000
$15,000
$20,000
$25,000
Q3 '05 Q4 '05 Q1 '06 Q2 '06 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
Revenue Income from Continuing Operations
Quarterly Revenue & Income from Continuing Operations (000's)

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Financial Performance
Financial Performance
Quarterly Diluted Income from Continuing Operations per Share
$0.04
$0.03
$0.04 $0.04
$0.09
$0.10
$0.07
$0.08 $0.08
$0.00
$0.02
$0.04
$0.06
$0.08
$0.10
$0.12
Q3 '05 Q4 '05 Q1 '06 Q2 '06 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07

Financial Performance
Financial Performance
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16
407
736
913
1,405
509
1,164
1,579
1,498
1,454
1,377
2,165
2,386
1,878
1,051
769
462
2,298
2,094
$0
$500
$1,000
$1,500
$2,000
$2,500
Q3 '05 Q4 '05 Q1 '06 Q2 '06 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07
Cash Net Income Adjusted EBITDA (excludes SBC)
Quarterly Cash Net Income & Adjusted EBITDA (000's)
Diluted Cash Net Income and Adjusted EBITDA are Non-GAAP financial measures.
Refer to the Appendix for a reconciliation of these measures to GAAP Net Income.

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Financial Performance
Financial Performance
Quarterly Diluted Cash EPS & Adjusted EBITDA per Share
0.05
0.040.04
0.06
0.08
0.12
0.13
0.11
0.07
0.09
0.11
0.20
0.18
0.16
0.09
0.11
0.19
0.15
$0.00
$0.05
$0.10
$0.15
$0.20
Q3 '05 Q4 '05 Q1 '06 Q2 '06 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07
Cash EPS Adjusted EBITDA EPS (excludes SBC)
Diluted Cash EPS and Adjusted EBITDA EPS are Non-GAAP financial measures.  Refer to the Appendix for a reconciliation of these measures to GAAP Earnings per Share.

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Financial Performance
Financial Performance
Target range for Utilization is 78% – 82%
79.9%
82.2%
81.1%
77.0%
78.8%
78.5%
80.3%
82.8%
80.8%
46.3%
45.2%
42.2%
38.7%
41.0%
46.0%
44.0%
44.9%
44.3%
50.0%
55.0%
60.0%
65.0%
70.0%
75.0%
80.0%
85.0%
90.0%
Q3 '05 Q4 '05 Q1 '06 Q2 '06 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07
0.0%
10.0%
20.0%
30.0%
40.0%
50.0%
Utilization Svcs. Gross Profit %
Quarterly Utilization & Services Gross Margin

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Financial Performance
Financial Performance
274
218
233
268
258
252
259
257
261
$294,132
$264,414
$280,602
100
150
200
250
300
350
Q3 '05 Q4 '05 Q1 '06 Q2 '06 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07
$200,000
$225,000
$250,000
$275,000
$300,000
$325,000
Billable Headcount Revenue per Billable Consultant
Consultant Headcount & Annual Revenue per Consultant

20 www.edgewater.com Q4 and Fiscal 2007 Earnings Results Call Q4 and Fiscal 2007 Earnings Results Call Scheduled : February 27, 2008 Scheduled : February 27, 2008

Appendix
Appendix
Reconciliation of Non-GAAP Financial Measures
Reconciliation of Non-GAAP Financial Measures
Note: Cash Net Income and Cash Earnings per Diluted Share are Non-GAAP financial measures and are not intended to be financial measures that should be regarded as an alternative to, or more meaningful than, Net Income or GAAP Diluted Earnings per Share. The
Cash Net Income and Cash Earnings per Diluted Share measures presented herein may not be comparable to similarly titled measures presented by other companies. Edgewater’s management believes that cash performance is the primary driver of long-term share value.
As such, Edgewater views Cash Net Income and Cash Earnings per Diluted Share as important indicators of performance that help investors gain a meaningful understanding of the Company’s core operating results and future prospects, consistent with the manner in which management measures and forecasts the Company’s performance.
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21
Sep 30, Dec 31, Mar 31, Jun 30, Sep 30, Dec 31, Mar 31, Jun 30, Sep 30,
2005 2005 2006 2006 2006 2006 2007 2007 2007
Reconciliation of GAAP Net Income to Cash Earnings Per Diluted Share (Non-GAAP):
Reported GAAP Net Income 739       281           460           435           1,064        1,242        837           1,046        1,097
Less: Income from DISCO (325)      -            -            -            -            -            -            -            -
Add: Amortization of Intangibles 108       108           217           327           327           314           314           312           324
Add: Stock-based Compensation 50         102           243           469           242           247           257           373           361
Less: Related Tax Effect (63)        (84)            (184)          (318)          (228)          (224)          (244)          (277)          (284)
Cash Net Income 509 $    407 $        736 $        913 $        1,405 $      1,579 $      1,164 $      1,454 $      1,498 $
Cash Earnings Per Diluted Share 0.05 $   0.04 $       0.06 $       0.08 $       0.12 $       0.13 $       0.09 $       0.11 $       0.11 $
Diluted Shares Outstanding 10,943   11,210       11,335       12,156       11,659       11,839       12,449       13,119       13,134
Quarterly Period Ended

Appendix
Appendix
Reconciliation of Non-GAAP Financial Measures
Reconciliation of Non-GAAP Financial Measures
Note: EBITDA, Adjusted EBITDA and Adjusted EBITDA per Diluted Share are Non-GAAP financial measures and are not intended to be financial measures that should be regarded as an alternative to, or more meaningful than, either GAAP Operating Income, GAAP Net Income and Net
Income per Diluted Share. The EBITDA, Adjusted EBITDA and Adjusted EBITDA per Diluted Share measures presented herein may not be comparable to similarly titled measures presented by other companies. Edgewater’s management believes that cash performance is the primary driver of long-term share value. As such, Edgewater views EBITDA, Adjusted EBITDA and Adjusted EBITDA per Diluted Share as important indicators of performance that help investors gain a meaningful understanding of the Company’s core operating results and future prospects, consistent with the manner in which management measures and forecasts the Company’s performance.
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22
Sep 30, Dec 31, Mar 31, Jun 30, Sep 30, Dec 31, Mar 31, Jun 30, Sep 30,
2005 2005 2006 2006 2006 2006 2007 2007 2007
Reconciliation of GAAP Net Income to EBTIDA (Non-GAAP):
Reported GAAP Net Income 739       281           460           435           1,064        1,242        837           1,046        1,097
Less: Income from DISCO (325)      -            -            -            -            -            -            -            -
Add: Income Tax Provision 275       188           302           294           709           800           624           712           465
Add: Depreciation & Amortization Expense 288       208           345           461           454           495           567           568           599
Less: Interest Income (258)      (317)          (299)          (282)          (304)          (398)          (407)          (401)          (428)
EBITDA 719 $    360 $        808 $        908 $        1,923 $      2,139 $      1,621 $      1,925 $      1,733 $
Add: Stock-based Compensation 50         102           243           469           242           247           257           373           361
Adjusted EBITDA 769 $    462 $        1,051 $      1,377 $      2,165 $      2,386 $      1,878 $      2,298 $      2,094 $
Adjusted EBITDA per Diluted Share 0.07 $   0.04 $       0.09 $       0.11 $       0.19 $       0.20 $       0.15 $       0.18 $       0.16 $
Diluted Shares Outstanding 10,943   11,210       11,335       12,156       11,659       11,839       12,449       13,119       13,134
Quarterly Period Ended